CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Executive Officer of CNI Charter Funds (the "Fund") (the "Fund"), with respect to the Fund's Form N-CSR for the period ended September 30, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 25, 2009

                                                            /S/ Richard A. Weiss
                                                            --------------------
                                                            Richard A. Weiss
                                                            President & CEO

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Operating Officer of CNI Charter Funds (the "Fund") (the "Fund"), with respect to the Fund's Form N-CSR for the period ended September 30, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 25, 2009

                                                           /S/ Eric Kleinschmidt
                                                           ---------------------
                                                           Eric Kleinschmidt
                                                           Controller & COO